Exhibit 32.1

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the accompanying Amendment No. 2 to Quarterly Report on Form 10-Q of EFT BioTech Holdings, Inc. (the “Company”) for the quarter ending June 30, 2009 (the “Report”), I, Jack Jie Qin, Chief Executive Officer, President and Chairman of the Company hereby certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to the best of my knowledge and belief, that:

1.	Such Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in such Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: January 15, 2010	/s/ JACK JIE QIN
Jack Jie Qin
Chief Executive Officer, President and Chairman (Principal Executive Officer)